MANAGEMENT'S DISCUSSION OF FINANCIAL STATEMENTS

Northstar's wholesale revenues were US $168,736 for nine months ending December 31, 1998 and US $171,770 for seven months ending July 31, 1999. The gross profit was 48% for the nine months ended December 31, 1998 and 58% for the seven months ending July 31, 1999. Northstar's assets as of July 31,1999 totaled US $885,184. Long-term debt of US $489,739 consists of government interest-free loans and a loan of US $160,000 payable to Pathfinder Enterprises, Inc., a company controlled by a shareholder of Northstar, with monthly interest payments only to July 2002, secured by a floating charge debenture. There are shareholder loans of US $159,113 with no fixed terms of repayment. Northstar has an accumulated deficit of US $609,939 as of July 31,1999.

Index to Financials

  i) Northstar Electronics, Inc. for period of 7 months ending July
     31, 1999 Consolidated and unaudited.
 ii) Northstar Technical audited financials for period ending December 31,1998 includes auditors report.
iii) Scientific Technologies, Inc.(now known as Northstar Electronics,Inc.) audited financial statements for period ending December 31, 1998 , including auditors report.
 iv) Northstar Technical, Inc. unuadited financial statements for period ending July 31, 1999.
------------------------------------------------------------------------
  i)                         NORTHSTAR ELECTRONICS, INC.
                      (FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)

                        INTERNAL CONSOLIDATED BALANCE SHEET

                                   (Unaudited)

                        FOR THE 7 MTHS ENDED JULY 31, 1999

                                                                        ASSETS

Current                                                                 US$

Bank and term deposit                                                    45,456.60
Receivables                                                             153,358.07
Inventory                                                                83,860.14
Prepaid Expenses                                                          2,549.06
                                                                        ==========
                                                                        285,223.87


Capital Assets                                                           24,759.53
Deferred development costs Netmind/contract                             575,201.06
                                                                        599,960.59
                                                                        ==========
                                                                        885,184.46

                                   LIABILITIES

Current
Payables and accruals                                                    73,187.01
Loans payable (Note 2)                                                   13,779.80
                                                                        ==========
                                                                         86,966.81


Long term debt ( Note 3)                                                489,738.61
Loans payable to Cabot Management Limited, no set terms of repayment     79,225.70
Loans payable to shareholders, no set terms of payment                   79,887.91
                                                                        ==========
                                                                        648,852.22

                               SHAREHOLDERS' EQUITY

Share Capital (Note 4)                                                  971,335.44
Earnings (loss) for period                                             (212,030.52)
Deficit                                                                (609,939.49)
                                                                        ==========
                                                                        149,365.43

                                                                        885,184.46


                         NORTHSTAR ELECTRONICS, INC.
                  (FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)

                   INTERNAL CONSOLIDATED INCOME STATEMENT

                                (Unaudited)

                    FOR THE 7 MONTHS ENDED JULY 31, 1999

                                                                        US$
Revenue
Sales                                                                   171,769.89
Interest Income                                                             652.93
                                                                        ==========
                                                                        172,422.83

Less cost of goods sold                                                  72,812.34
                                                                         99,610.49

Expenses
Business Development                                                      1,277.16
Business Tax                                                                128.05
Commissions                                                              30,866.67
Depreciation                                                             54,407.64
Dues and fees                                                             3,234.33
Exchange                                                                 (9,005.94)
Insurance                                                                 1,047.37
Interest and Bank                                                        20,553.57
Lab Expenses                                                             84,662.08
Management Fees                                                          36,666.67
Marketing                                                                 1,492.81
Misc.                                                                       928.18
Office Expenses                                                          27,445.49
Professional Fees                                                        32,553.77
Rent                                                                     16,792.09
Salaries/Wages/employee benefits                                         49,732.57
                                                                        ----------
                                                                        352,782.53
Less:  allocation to Deferred Technology                                (41,141.52)
                                                                        ==========
                                                                        311,641.01

Earnings (loss)                                                        (212,030.52)

NOTES:
NORTHSTAR ELECTRONICS, INC.
(FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)
NOTES TO INTERNAL INTERIM CONSOLIDATED
FINANCIAL STATEMENTS

(Unaudited)
JULY 31, 1999

 . Accounting treatment

This internal interim consolidated balance sheet has been prepared by combining the July 31st, 1999 internal non-consolidated balance sheet of Scientific Technologies Inc. and the internal balance sheet of Northstar Technical Inc. On consolidation all intercompany receivable and payable balances have been eliminated.
 . Short term loans

9% TD Select Line of credit                                                $ 3,400
Short term loan Eastern Meridian per specific terms,
(repaid in full October, 1999)                                             $10,379
                                                                           =======
                                                                           $13,779


 . Long Term Debt

10% loan payable to Pathfinder Enterprises Inc. in monthly
interest payments only to July 5, 2002                                    $160,000
ACOA (Federal Government Agency) interest free loan repayable
in sixty monthly and consecutive installments of $2,170.                  $130,221

ACOA (Federal Government Agency) interest free loan repayable
in twenty-four monthly and consecutive installments of $4,167             $100,000
10% loan payable to Enterprise Newfoundland and Labrador in monthly
interest payments plus principal amount payable on demand.                $ 12,841

(cont.)
NORTHSTAR ELECTRONICS, INC.
(FORMALLY SCIENTIFIC TECHNOLOGIES, INC.)
NOTES TO INTERNAL INTERIM CONSOLIDATED
FINANCIAL STATEMENTS

(Unaudited)
JULY 31, 1999

 . Long Term debt (cont.)

ACOA (Federal Government Agency) interest free loan repayable in 36 monthly and consecutive installments of $4,373 beginning when full loan draw down is received. Secured by postponements on Cabot Management
Limited's loan of $87,224 and a shareholders' loan $12,707
                                                                         $ 86,676
                                                                         ========
                                                                         $489,738
 . Capital Stock
  Authorized
  20,000,000 preferred shares at $0.0001 par value
  100,000,000 common shares at $0.0001 par value

 . Issued and outstanding
  7,614,493 common shares                                                     761
  Additional paid in capital                                              970,574
                                                                         ========
                                                                         $971,335

-------------------------------------------------------------------------

 ii)  NORTHSTAR TECHNICAL INC.  St. John's,  Newfoundland
            FINANCIAL STATEMENTS
              Audited
            December 31, 1998
SULLIVAN, LEWIS AND WHITE-Charter Accountants

AUDITORS' REPORT-To the Shareholders of Northstar Technical, Inc.

 We have audited the balance sheet of Northstar Technical Inc. as at December 31, 1998 and the statements of loss and deficit and changes in cash resources for the nine months then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.


 In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1998 and the results of its operations and the changes in its cash resources for the nine months then ended in accordance with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming the company will continue as a going concern. To date the company's operations are mainly in the development stages and has not established revenues sufficient to cover its operating costs. It is management's opinion that the company's main NETMIND division and the new contract manufacturing division will generate future revenues sufficient to cover all costs and result in annual net incomes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



St. John's, Newfoundland                   /s/ Sullivan, Lewis and White
July 14, 1999                              Chartered Accountants

NORTHSTAR TECHNICAL INC.
BALANCE SHEET
DECEMBER 31, 1998

                                                          December 31,      March 31,
                                   ASSETS                    1998             1998
Current
 Bank                                                       $1,238           $3,829
 Receivables (Note 2)                                      148,583          228,052
 Work in progress                                            3,688            7,101
 Inventory                                                  52,591           88,356
 Prepaid expenses                                            2,269            4,127

                                                           208,369          331,465

Capital assets (Note 3)                                     25,523           27,733
Deferred development costs (Note 4)                        768,311          824,744
Deferred charges (Note 5)                                  110,287           82,305

                                                        $1,112,490       $1,266,247


                                      LIABILITIES

Current
 Payables and accruals                                    $212,038         $199,556
 Loans payable (Note 6)                                    158,815          138,790
 Long term debt payable within one year (Note 7)            10,716          127,340

                                                           381,569          465,686

Long term debt (Note 7)                                    704,630          588,006

Loans payable to Cabot Management Limited, no set terms
 of repayment (Note 8)                                     138,339          136,530

Loans payable to shareholder, no set terms of repayment    120,370           83,602

                                                         1,344,908        1,273,824
                                                         =========        =========


Contingent liability (Note 9)

                                 SHAREHOLDERS' DEFICIENCY

Share capital (Note 10)                                    622,453          605,372

Deficit                                                   (854,871)        (612,949)

                                                          (232,418)          (7,577)

                                                         $1,112,490       $1,266,247


ON BEHALF OF THE BOARD:

___/s/Dr. Wilson Russell  Director

__/s/Mr. Frank Power      Director

The accompanying notes are an integral part of these financial statements.

                                 SULLIVAN, LEWIS AND WHITE

                                 NORTHSTAR TECHNICAL INC. 3.

                                STATEMENT OF LOSS AND DEFICIT

                             NINE MONTHS ENDED DECEMBER 31, 1998

                                                                 Nine Months     Year
                                                                 Ended           Ended
                                                                 December 31,    March 31,
                                                                 1998            1998



Revenue                                                          $252,565        $272,631

Direct costs                                                      147,155         140,891

Gross profit                                                      105,410         131,740

Other income                                                        8,231          13,934

                                                                  113,641         145,674

Expenses

 Amortization of capital assets                                     6,992          15,917
 Amortization of deferred development costs                        72,224          87,621
 Bank charges and interest                                         15,608          16,196
 Contract manufacturing division (Note 11)                         72,341         126,008
 Heat and light                                                     1,905          10,343
 Insurance                                                          1,838           2,027
 Interest on loans                                                 43,911          55,963
 Management and marketing fees                                      4,992          16,235
 Marketing/Market Research costs                                    3,606           5,742
 Municipal taxes                                                    1,249           2,960
 Miscellaneous                                                      5,194           3,855
 Office operating                                                  10,240          18,859
 Professional fees                                                 17,138          35,296
 Rent                                                              32,435          37,685
 Repairs and maintenance                                            2,423           4,693
 Telephone                                                          9,590          11,184
 Travel                                                             3,739           6,865

 Wages and benefits                                                50,138          66,992
 Write off obsolete inventory stock                                     -          14,405
 Less: Allocation to deferred development costs                         -        (149,808)

                                                                  355,563         389,038

Net loss (Note 12)                                               (241,922)       (243,364)

Deficit, beginning of period                                     (612,949)       (351,303)

                                                                 (854,871)       (594,667)


Dividends paid on preference shares                                     -         (42,282)

 Discount earned on redemption of Class A preference
   shares                                                               -          24,000


Deficit, end of period                                          $(854,871)      $(612,949)
                                                                ==========      ==========


The accompanying notes are an integral part of these financial statements.

SULLIVAN, LEWIS AND WHITE

NORTHSTAR TECHNICAL INC. 4.

STATEMENT OF CHANGES IN CASH RESOURCES

NINE MONTHS ENDED DECEMBER 31, 1998


                                                         Nine Months       Year
                                                         Ended             Ended
                                                         December 31,      December 31,
                                                         1998              1998
Cash provided by (used in)

 Operations

  Net loss                                                $(241,922)       $(243,364)
  Amortization                                              104,667          124,114
  Net change in non-cash working capital items              153,012           10,434

                                                             15,757         (108,816)

Financing

  Proceeds from long term debt                                  -            130,015
  Proceeds from issuance of common shares                    17,081          595,287
  Advances from Cabot Management Limited                      1,809            5,694
  Advances from shareholder                                  36,768           70,043
  Repayment of long term debt                                     -          (30,000)
  Discount on redemption of preference shares                     -           24,000
  Redemption of preference shares                                 -          (84,000)
  Payment of dividends on preference shares                       -          (42,282)
  Conversion of Class C preference shares                         -         (287,333)

                                                             55,658          381,424

 Investments

  Increase in deferred charges - net                        (53,433)        (102,881)
  Increase in deferred development cost - net               (15,791)        (152,496)
  Purchase of capital assets, net of investment
    tax credits                                              (4,782)         (11,304)

                                                            (74,006)        (266,681)

Net change in bank position                                  (2,591)           5,927

Bank position, beginning of period                            3,829           (2,098)

Bank position, end of period                                 $1,238           $3,829
                                                           ========         ========


The accompanying notes are an integral part of these financial statements.

                         SULLIVAN, LEWIS AND WHITE
                        NORTHSTAR TECHNICAL INC. 5.

                       NOTES TO FINANCIAL STATEMENTS

                             DECEMBER 31, 1998


1.   Significant accounting policies

 a.  Capital assets

Capital assets are recorded at cost less any government assistance and
are being amortizated over their   estimated useful lives using the rates
and methods set out below:


         Computer equipment                20% on a declining balance basis
         Computer software                 30% on a declining balance basis
         Office furniture and equipment    20% on a declining balance basis
         Leasehold improvements            20% on a straight line basis


  b.  Deferred development costs

All costs, including share of overhead costs, associated with the
development of  the NETMIND System have   been capitalized in these financial
statements as deferred development costs. These costs are being amortized against income on a straight line basis over a period of ten years. If it
becomes evident in a given   year that the sales market for this technology
declines , then the remaining costs will be amortized over a   shorter period.

The company acquired the initial technology for the NETMIND System from the
receiver of National    Petroleum and Marine Consultants Limited and Altair
Marine Systems Limited for the sum of $ 1.  Prior to   going into receivership,
these two companies had spent approximately $ 1,740,408 on the development of
this technology.   To date Northstar Technical Inc. has spent $ 1,847,795 on
this technology, including   overhead costs of $ 621,430, which has been
reduced by various assistance and tax credits totalling
$ 879,546 as referred to in Note 4.


 c.  Deferred charges

Deferred charges consist of initial planning, startup and overhead
costs related to contract manufacturing   in association with
Lockheed Martin - Federal Systems Inc.  These costs amounted to
$ 156,314 at December   31, 1998, as referred to in Note 5, and are
being amortized on a straight line basis over a five year term.


 d.  Inventory

  The company's inventory is valued at the lower of cost and net realizable value.


    e.  Investment tax credits

    Investment tax credit refunds arising from the incurrence of qualifying research and development expenditures have been recorded in these financial statements as a reduction of the applicable deferred development costs.


  f.  Government assistance

   The company has been awarded assistance under government programs.
Amounts received or receivable   under these programs are recorded
as a reduction in the cost of capital assets or as a reduction of the applicable deferred development costs.




                        NORTHSTAR TECHNICAL INC. 5a.

                       NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1998


2. Receivables

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 Trade                                                         $20,200        $137,701
 Government assistance                                               -          22,486
 Investment tax credit refunds                                 128,383          67,865

                                                              $148,583        $228,052
                                                              ========        ========

3. Capital assets

==============================
                                          December 31,                      March 31,
                                              1998                            1998
                                          --------------------------------------------
                                Cost      Accumulated        Net Book       Net Book
                                          Amortization         Value          Value

 Computer equipment            $6,654        $3,170           $3,484         $4,099
 Computer software              8,892         5,681            3,211          3,945
 Furniture and equipment       34,350        16,906           17,444         17,286
 Leasehold improvements        15,872        14,488            1,384          2,403

                              $65,768       $40,245          $25,523        $27,733
                              =======       =======          =======        =======


4. Deferred development costs



                                                             December 31,     March 31,
                                                                 1998           1998

 Wages and benefits                                            $693,362       $608,461
 Materials and other costs                                      173,736        165,160
 Subcontractors                                                 359,267        359,267
 Overhead                                                       621,430        621,430

                                                              1,847,795      1,754,318


 Less:
   Government assistance                                        380,133        362,965
   Other assistance                                              61,685         61,685
   Investment tax credits                                       437,728        377,210

                                                                968,249        952,458

 Less:  Amortization                                            199,938        127,714

                                                               $768,311       $824,744



                               NOTES TO FINANCIAL STATEMENTS

                                    DECEMBER 31, 1998


5.  Deferred charges - Contract Manufacturing Division

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

   Planning and start up costs                                  $28,951       $28,951

       Overhead costs (Note 10)                                 127,363        73,930

                                                                156,314       102,881

    Less:  Amortization of deferred charges                      46,027        20,576

                                                               $110,287       $82,305
                                                              ========      ========


6. Loans payable

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 10% loan payable to Enterprise Newfoundland
   and Labrador in monthly interest payments
   plus principal amount payable on demand                     $20,473         $22,451

 12% loan payable to Eastern Meridian Mining
   Corporation including accrued interest, to be
   repaid in full by March 1, 1999, secured by the
   personal guarantee of Wilson Russell                         83,036          75,939

 Loan payable to Toronto-Dominion bank,
   secured by the personal guarantee of
   Wilson Russell.  This loan was repaid
   in full on September 24, 1998                                     0          20,000

 Loan payable to Brian Gamberg repaid in full
   on April 15, 1998                                                 0          20,400



 Loan payable to Dr. Carl Wesolowski                            55,306               0

7.Long Term Debt                                               $158,815        $138,790
                                                              ========        ========

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 ACOA 7.5% loan with monthly principal repayments
  of $ 3,256 commencing June 1, 2000                          $195,331        $195,331

 ACOA 10.9 % loan with monthly principal repayments
  of $ 1,786 beginning July 1, 1999                            150,000         150,000

 10% loan payable to Pathfinder Enterprises Inc. in
   monthly interest payments only to July 5, 2002,
   secured by a floating charge debenture                      240,000         240,000

 ACOA 6.25% loan repayable in 72 monthly consecutive
   instalments of $ 3,280 beginning July 1, 2000 if full
   loan draw down is received.  Secured by postponements
   on Cabot Management Limited's loans of $ 130,836 and
   shareholders' loan of $ 19,060                              130,015         130,015

                                                               715,346         715,346


 Less: Long term debt payable within one year                   10,716         127,340

                                                              $704,630        $588,006
                                                              ========        ========


8. Loans payable - Cabot Management Limited

 Cabot Management Limited, an associated company, has the option to
convert their interest free loans,   totalling $ 138,339 at December
31, 1998, to common shares of Scientific Technologies Inc. (See Note 13)


9. Contingent liability

 The company is presently involved in a dispute with their distributing
agent, whose contract has now been   terminated due to non-payment for
NETMIND systems sold to them.  This termination has lead to court action, the outcome of which is unknown as at the financial statements date.


10. Share capital

============================================================
                                                             December 31,     March 31,
                                                                 1998           1998

 Authorized
  An unlimited number of Class A common shares
    with no par value
  An unlimited number of Class A preference shares
    with no par value
  An unlimited number of 10% redeemable, retractable,
    cumulative, non-voting, participating Class B preference
    shares with no par value
  An unlimited number of 10% redeemable, retractable,
    cumulative, non-voting, participating Class C preference
    shares with no par value
 Issued and outstanding 14,704,440 Class A common shares       $622,453     $605,372



11. Contract Manufacturing Division

                                                         Nine Months       Year
                                                         Ended             Ended
                                                         December 31,      December 31,
                                                         1998              1998

 Amortization of deferred charges (Note 5)               $25,451           $20,576
 Contract labor                                                0            25,000
 Operating expenses                                        1,199            63,356
 Salaries and benefits                                   105,667           136,038
 Less:    Direct costs on contract with Lockheed
             Martin - Federal Systems, Inc.                    0           (25,133)
             Wage subsidy/NRC funding                     (6,543)          (19,899)

                                                         125,774           199,938

 Less: Allocation to deferred charges (Note 5)           (53,433)          (73,930)

                                                         $72,341          $126,008
                                                         ========         ========


12. Income taxes

     The company has losses carried forward totalling $ 1,531,226 which have
not been recognized in these   financial statements.  These losses carried
forward can be applied against otherwise taxable income and if   unused will
expire in the following years:

December 31, 1999 -   $3,811
December 31, 2001 -  $37,523
December 31, 2002 -  $94,492
December 31, 2003 - $512,179
December 31, 2004 - $367,846
December 31, 2005 - $515,375


 Also the company's book values of deferred development costs and deferred charges exceeds their income tax values by $ 878,598 as at December 31, 1998.

 The net deferred income taxes debit related to both of these items have not been reflected in these financial statements.


13. Subsequent event

  On January 26, 1999 the merger between Northstar Technical Inc. and Scientific Technologies Inc. was completed which resulted in Northstar Technical Inc. becoming a wholly owned subsidiary of Scientific Technologies Inc., a US public trading company.

  On January 15, 1999 and January 26, 1999 the shareholders of Northstar Technical Inc. exchanged their 14,704,440 common shares for 4,901,480 common shares in Scientific Technologies Inc. on the basis of three Northstar shares for every one share of Scientific.

SULLIVAN, LEWIS AND WHITE
-------------------------------------------------------------------------

iii)

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Scientific Technologies, Inc.
(A Development Stage Company)
Vancouver, B.C. Canada

We have auited the accompanying balance sheet of Scientific Technologis, Inc. (a development stage company) as of July 31, 1998 and the related statements of operations, stockholders' equity (deficit) and cash flows from inception on May 11, 1998 through July 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principlesused and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scientific Technologies, Inc. (a development stage company) as of July 31, 1998 and the results of its operations and its cash flows from inception on May 11, 1998 through July 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the company is a development stage company with no significant operating revenues to date which raises significant doubt about it's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


By: /s/


--------------------------
Jones, Jensen & Company
Salt Lake City, Utah
September 11, 1998



SCIENTIFIC TECHNOLOGIES, INC
(A Develpment Stage Company)
BALANCE  SHEETS




ASSETS


Current Assets

Cash                                                   $27,436

Total Current Assets                                    27,436
                                                        ------
Total Assets                                            27,436
                                                       ========

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES

Account Payable                                        $58,000
Note Payable                                             5,125
                                                       -------
Total Liabilities                                       63,125
                                                       =======
STOCKHOLDER's EQUITY (DEFICIT)

Perferred stock authorized, 20,000,000 shares at
$0.0001 par value; no shares issued or outstanding        -0-

Common Stock authorized, 100,000,000 shares at
par value; 2,140,000 shares issued and outstanding        214


Additional Paid-in-Capital                             24,886

Deficit accumulated during the development stage      (60,789)
                                                     --------

Total Stockholder's Equity (deficit)                  (35,689)
                                                     --------
TOTAL LIABILILTIES and STOCKHOLDERS EQUITY(Deficit)  $ 27,436
                                                     ========

SCIENTIFIC TECHNOLOGIES, INC.
(A Development Stage Company)
Statement of Operations

                                                         From Inception on
                                                        May 11, 1998 Through
                                                           July 31, 1998


REVENUES                                                 $          0

EXPENSES

       General and administrative                                 789
       Organizational costs                                    60,000

         Total Expenses                                       (60,789)

NET LOSS                                              $       (60,789)

BASIC LOSS PER SHARE                                  $         (0.03)


WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING                                                 2,140,000



SCIENTIFIC TECHNOLOGIES, INC.
(A Development Stage Company)
Statement of Stockholders' Equity (Deficit)

                                                           Additional  Accumulated
                                             Common Stock    Paid-in   During the
                                              Shares         Amount      Capital   Development
                                                                                     Stage
Inception, May 11, 1998                          0          $    0       $   0       $   0

Common stock issued for cash
at $0.0025 per share                        2,040,000          204      4,896            0

Common stock issued for cash
at $0.25 per share                            100,000           10     24,990            0

Stock offering costs                                0            0     (5,000)           0

Net loss from inception on May 11, 1998
through July 31, 1998                               0            0          0       (60,789)

Balance, July 31, 1998                      2,140,000       $  214    $24,886     $(60,789)


SCIENTIFIC TECHNOLOGIES, INC.
(A Development Stage Company)
Statement of Cash Flows

                                                                   From
                                                                Inception on
                                                                May 11, 1998
                                                              Through July 31,
                                                                   1998
CASH FLOW FROM OPERATING ACTIVITIES:

       Net loss                                               $  (60,789)
       Changes in operating assets and liabilities:
          Increase in accounts payable                            58,000

          Net Cash (Used) by Operating Activities                 (2,789)

CASH FLOWS FROM INVESTING ACTIVITIES:                                  0

CASH FLOWS FROM FINANCING ACTIVITIES:

       Common stock issued for cash                               30,100
       Stock offering costs                                       (5,000)
       Increase in note payable                                    5,125

          Net Cash Provided by Financing Activities               30,225

NET INCREASE (DECREASE) IN CASH                                   27,436

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                       0

CASH AND CASH EQUIVALENTS AT END OF PERIOD                $       27,436

Cash paid during the year for:

       Interest                                           $            0
       Income taxes                                       $            0


SCIENTIFIC TECHNOLOGIES, INC.
(A Development Stage Company)
Notes to the Financial Statements
July 31, 1998

NOTE 1- ORGANIZATION

The financial statements presented are those of Scientific Technologies, Inc. (the Company). The Company was incorporated under the laws of the State of Delaware on May 11, 1998. The Company was organized for the purpose of engaging in any activity or business permitted under the laws of the State of Delaware. The Company has not began principal operations so it has been classified as a development stage company.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

b.  Basic Loss Per Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements.

c.  Provision for Taxes

At July 31, 1998, the Company has net operating loss carryforward of approximately $60,789 that may be offset against future taxable income through 2013. The tax benefit of the loss carryforward has been offset by a valuation allowance for the same amount.

d.  Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e.  Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.

NOTE 3- GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. The Company is seeking funds from a private placement of its common stock. In the interim, management has committed to converting all operating and other costs.

------------------------------------------------------------------

 iv)

                                   Northstar Technical Inc.
                                   St. John's, Newfoundland
                                          Internal
                                Unaudited Financial Statements

                                        July 31,1999


                                   Northstar Technical Inc.
                                        Balance Sheet
                                    As at July 31, 1999
                                          Unaudited

                                                   Current                 Year Ended
                                                   Balance               Dec.  31, 1998

                      Assets

Current

   Bank                                           28,275.60                  1,237.72
   Accounts Receivable                           230,037.10                148,582.94
   Inventory                                     125,790.21                 56,279.65
                                                 -----------               ----------
                                                 387,926.50                208,368.34

Fixed Assets, Net of Accumulated Depreciation

  Computer  Equipment  St. John's                  6,637.49                  6,142.51
  Accum Deprec. Computer SA                       (3,274.47)                (2,908.51)
  Computer Equipment Vancouver                     1,808.16                    511.38
  Computer Software St. John's                     9,137.86                  8,891.88
  Accum Deprec. Software SJ                       (6,258.10)                (5,680.88)
  Accum Deprec. Computer SJ                         (261.38)                  (261.38)
  Furniture and Equipment  St. John's             33,575.99                 30,590.09
  Accum Deprec. Furn St. John's                  (16,518.87)               (14,650.29)
  Furniture and Equipment Vancouver                3,759.64                  3,759.64
  Accum Deprec. Furn & Equip VA                   (2,462.07)                (2,255.64)
  Lab Equipment                                   11,369.97                      0.00
  Leasehold   Improvements SA                     15,163.31                 14,488.23
  Amortization St. John's                        (15,538.23)               (14,488.23)
                                                ------------             ------------
Total Fixed Assets                                37,139.30                 25,522.80

Deferred Technology Costs

   Deferred Technology Costs                    1,186,275.77             1,124,563.49
   Amortization Deferred Tech.                   (323,474.18)             (245,965.21)
                                                ------------             ------------
   Total Deferred Technology Costs                862,801.59               878,598.28

                                                ------------             ------------
Total Assets                                    1,287,867.39             1,112,489.42
                                                ============             ============

Northstar Technical Inc.
Liabilities and Shareholders' Equity
As at July 31, 1999
Unaudited
Liabilities


                                                          Current         Year Ended
                                                          Balance         Dec. 31, 98

Current
   Payables and Accruals                                 47,185.18          80,567.36
   Trade Payables                                        49,376.33         128,415.22

   Total Current Liabilities                             96,561.51         208,982.58

Short Term Loan
   Accounts Payable adventure                                 0.00          55,305.76
   A/P Eastern Meridian Mining                           15,569.54          83,036.27
   Loan Payable   (TD 32101169)                           5,100.16               0.00

   Total                                                 20,669.70         138,342.03


Long Term Liabilities
   Adventure Capital                                    240,000.00         240,000.00
   Acoa Provisonally Repayable                          325,346.00         325,346.00
   Acoa Action Loan                                     150,000.00         150,000.00
   Cabot Management                                     118,838.55         138.338.55
   Accounts Payable Enl                                  19,261.91          20,473.23
   Due to STI                                           679,024.85           3,055.40
   Shareholders Loans Russel                             64,831.87         120,369.55

Total Long Term Liabilities                           1,597,303.18         997,582.73

Equity

Shareholders Equity
    Common W. E. Russel                                      80.00              80.00
    Common  Adventure Capital                            10,000.00          10,000.00
    Common   J. Radford                                       5.00               5.00
    Class A Common Shareholders                         612,368.31         612,368.31

Total Shareholders' Equity                              622,453.31         622,453.31

Retained Earnings                                      (854,871.23)       (854,871.23)
Profit (Loss) For period                               (194,249.08)              0.00

Total                                                (1,287,867.39)       (854,871.23)

Total Liabilities and Equity                          1,287,867.39       1,112,489.42

Northstar Technical Inc.
Accounts Receivable
As at July 31, 1999
Unaudited


                                                    Current              Year Ended
                                                    Balance             Dec. 31, 1998
Accounts Receivable


Accounts Receivable Control                         148,665.04             20,051.40
A/R Employee Advances                                   500.00                  0.00
A/R HST                                              20,206.12                  0.00
A/R SR&ED                                            60,517.54            128,382.54
A/R Other                                               148.40                149.00

   Total Receivable                                 230,037.10            148,582.94



Northstar Technical Inc.
Consolidated Departments
Statements of Earnings
7 Periods Ended July 31, 1999
Unaudited


                                                     Current                 Current
                                                      Month                    YTD

Revenue:
    Sales/Contract/Misc Revenue                       220.17                 257,654.84

    Revenue                                           220.17                 257,654.84

Cost of goods sold
     Cost of goods sold                               552.37                 109,218.51

     Total cost of goods sold                         552.37                 109,218.51

     Gross Profit                                    (332.20)                148,436.33

Add Government support

Total  Government  Support                              0.00                       0.00

Total                                                (332.20)                148,436.33

Expenses:
    Lab Expenses                                    24,597.02                126,993.12
    Business Tax                                      (428.91)                   192.08
    Depreciation                                    67,421.07                 81,611.46
    Interest                                         4,618.52                 30,350.25
    Office Expenses                                  2,277.50                 38,327.26
    Salaries/wages/Emp/ Benefits                    11,284.39                 74,598.86
    Professional Fees                                2,645.00                 23,326.24
    Rent                                             3,633.75                 25,188.14
    Insurance                                          274.34                  1,571.06
    Marketing                                          525.00                  2,239.22
    Less: Allocation to deffered Technology Cost   (61,712.28)               (61,712.28)
                                                    55,135.40                342,685.41
    Earnings (Loss)                                (55,467.60)              (194,249.08)

    Earnings (Loss) Before Income Taxes            (55,467.60)              (194,249.08)

    Net Earnings (Loss) For Period                 (55,467.60)              (194,249.08)
